SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 24, 2000

                      HIGHWOODS REALTY LIMITED PARTNERSHIP
               (Exact name of registrant specified in its charter)

      North Carolina                      0-21731                                     56-1869557
      --------------                      -------                                     ----------
   (State of Formation)           (Commission File Number)                (IRS Employer Identification No.)
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         3100 Smoketree Court, Suite 600, Raleigh, North Carolina 27604
               (Address of principal executive offices, zip code)

       Registrant's telephone number, including area code: (919) 872-4924


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ITEM 5.           OTHER EVENTS.

     Since December 16, 1999, Highwoods Properties, Inc. (the "Company") has repurchased 1,880,700 shares of the Company's common stock and 224,154 common partnership units of Highwoods Realty Limited Partnership at a weighted average price of $22.18 per share/unit for an aggregate purchase price of approximately
$46.9 million.

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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  February 24, 2000

                                    HIGHWOODS REALTY LIMITED PARTNERSHIP
                                    By: Highwoods Properties Inc., its general
                                        partner

                                    By:  /s/ Carman J. Liuzzo
                                         --------------------
                                         Carman J. Liuzzo
                                         Vice-President, Chief Financial Officer
                                         and Treasurer



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